SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549


                               FORM 8-K/A

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): September 1, 1998


                         Lyric International, Inc.
                 ___________________________________________
          (Exact name of registrant as specified in its charter)


      Colorado                    0-09800                     75-1711324

(State or other jurisdiction   (Commission File            (IRS Employer
       of incorporation)             Number)              Identification No.)


             16901 Dallas Parkway, #111, Dallas, Texas 75248
           (Address of principal executive offices)   (Zip Code)


    Registrant's telephone number, including area code:  (972) 713-7163




     THIS AMENDMENT ON FORM 8-K/A TO THE REGISTRANT'S FORM 8-K FOR THE EVENT OCCURRING ON SEPTEMBER 1, 1998, FILED ON SEPTEMBER 15, 1998, IS BEING FILED TO INCLUDE ADDITIONAL REQUIRED FINANCIAL STATEMENTS FOR THE BUSINESS ACQUIRED.

     Item 7.  Financial Statements and Exhibits

     (a)    Financial Statements of Business Acquired

            F-1   Report of Independent Certified Public Accountants

            F-2   Balance Sheet as of August 31, 1998

            F-3 Statement of Operations for the period from Inception to August 31, 1998

            F-4 Statement of Changes in Stockholders' Equity for the period from Inception to August 31, 1998

            F-5 Statements of Cash Flows for the period from Inception to August 31, 1998

            F-6   Notes to Consolidated Financial Statements

     (c)    Exhibits

            10.1 Agreement between the Registrant and Redbank Petroleum, Inc. dated September 1, 1998.

                                       # # #

     This report may contain forward-looking statements regarding Lyric International, Inc.'s future plans based on assumptions that Lyric believes to be reasonable. A number of risks and uncertainties could cause actual results to differ materially from these statements, including without limitation, the timeliness of development activities, fluctuations in oil and gas prices, and other risk factors described from time to time in Lyric's reports filed with the Securities and Exchange Commission. In addition, Lyric operates in an industry in which security values are volatile and may be influenced by economic and other factors beyond Lyric's control.



                           WOODMAN ENTERPRISES, INC.

                         (A Development Stage Enterprise)


                          AUDITED FINANCIAL STATEMENTS


               For the Period from Inception to August 31, 1998




ROBERT EARLY & COMPANY, P.C. CERTIFIED PUBLIC ACCOUNTANTS



               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Board of Directors
WOODMAN ENTERPRISES, INC.
Abilene, Texas

We have audited the accompanying consolidated balance sheets of Woodman Enterprises, Inc. (a development stage enterprise) as of August 31, 1998 and the related statements of operations, changes in shareholders' equity and cash flows for the period from inception to August 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodman Enterprises, Inc. as of August 31, 1998, and the results of their operations and cash flows for the period then ended, in conformity with generally accepted accounting principles.



Robert Early & Company, P.C.
Abilene, Texas

November 30, 1998



             2500 S. WILLIS, SUITE 200 ABILENE, TX 79605 (915) 691-5790



                          WOODMAN ENTERPRISES, INC.
                        (A Development Stage Enterprise)
                                 Balance Sheet
                                August 31, 1998
___________________________________________________________________________

                                      Assets
Current Assets:
     Cash                                                        $  12,036
     Accounts receivable                                            63,751
     Equipment held for resale                                       4,370
     Notes receivable-related parties                                8,220
                                                                 __________
       Total Current Assets                                         88,377
                                                                 __________

Property and equipment                                             337,210
     Accumulated depreciation and depletion                         (7,206)

                                                                 ___________
       Total fixed assets                                          330,004
                                                                 ___________
       TOTAL ASSETS                                              $ 418,381
                                                                 ===========


                       Liabilities and Stockholder's Equity

Liabilities
     Accounts payable (primarily to related party)               $  13,208
     Sales taxes payable                                             5,972
     Accrued payroll expenses                                       14,794
                                                                ___________
       Total Current Liabilities                                    33,974
                                                                ___________

Stockholder's Equity
     Preferred stock, $10.00 par value (5,000,000
       shares authorized, none outstanding)                           -
     Common stock, $.001 par (15,000,000 shares
       authorized, 1,000 outstanding)                                    1
     Additional paid-in capital                                    397,463
     (Deficit) accumulated during the Development Stage            (13,057)
                                                                ____________
       Total Stockholder's Equity                                  384,407
                                                                ____________

       TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                $ 418,381


  The accompanying notes are an integral part of these financial statements.

                                    F-2


                           WOODMAN ENTERPRISES, INC.

                      (A Development Stage Enterprise)
                          Statements of Operations
               For the Period from Inception to August 31, 1998

___________________________________________________________________________

Service fees                                                     $  75,694
Other income                                                         2,798
                                                               ____________
    Total Revenues                                                  78,492
                                                               ____________

Costs of Sales:
  Materials and supplies                                             5,186
  Labor costs and insurance                                         37,500
  Crew travel                                                        6,109
  Fuel and oil                                                       3,008
  Depreciation                                                       7,206
  Other                                                              3,026
                                                               ____________
    Total Cost of Sales                                             62,035
                                                               ____________
      Gross Profit                                                  16,457
                                                               ____________

Other Operating Expenses:
  Insurance                                                          9,142
  Personnel costs                                                   10,072
  Rent                                                               1,450
  Repairs and maintenance                                            1,586
  Other expenses                                                     7,264
                                                               _____________
    Total Other Operating Expenses                                  29,514
                                                               _____________

  NET (LOSS)                                                    $  (13,057)
                                                               =============


 The accompanying notes are an integral part of these financial statements.

                                    F-3

                           WOODMAN ENTERPRISES, INC.
                        (A Development Stage Enterprise)
                 Statement of Changes in Stockholders' Equity
               For the Period from Inception to August 31, 1998
____________________________________________________________________________


                                                                  Deficit
                                                                Accumulated
                                                    Additional   During the
                     Date of       Common Stock      Paid-In    Development
                   Transaction  Shares      Amount   Capital       Stage
Stock issued
  for cash          02/28/98     1,000      $   1    $ 70,393     $   -
Other contributed
  capital           07/01/98 -
                    08/31/98       -            -     327,070         -
Net (loss)                         -            -        -         (13,057)
                                _______     ________  ________    __________

BALANCES,
  August 31, 1998                1,000      $   1    $397,463     $(13,057)
                                ========    ======== =========    ==========


   The accompanying notes are an integral part of these financial statements.

                                   F-4


                        WOODMAN ENTERPRISES, INC.
                     (A Development Stage Enterprise)
                        Statements of Cash Flows
             For the Period from Inception to August 31, 1998
____________________________________________________________________________

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                        $  (13,057)
Adjustments to reconcile net income/(loss) to
  net cash provided by operations:
  Depreciation, depletion and amortization                           7,206

(Increase)/decrease in:
  Accounts receivable                                              (63,751)
  Equipment held for resale                                         (4,370)
  Prepaid expenses                                                  (8,220)
Increase/(decrease) in:
  Accounts payable                                                  13,208
  Sales taxes payable                                                5,972
  Accrued expenses                                                  14,794
                                                             _______________
NET CASH (USED) BY OPERATING ACTIVITIES                            (48,218)
                                                             _______________


CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                              (337,210)
                                                             _______________

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of stock                                   70,393
  Additional capital contributions                                 327,071
                                                             _______________
NET CASH PROVIDED BY FINANCING ACTIVITIES                          397,464
                                                             _______________

  Increase/(decrease) in cash for period                            12,036
    Cash, Beginning of period                                         -
                                                             _______________

    Cash, End of period                                          $  12,036
                                                             ===============

Supplemental Disclosures:
  Cash payments for:
    Interest                                                     $    -
    Income taxes                                                      -


  The accompanying notes are an integral part of these financial statements.

                                  F-5


                       WOODMAN ENTERPRISES, INC.
                    (A Development Stage Enterprise)
                Notes to Consolidate Financial Statements
                         August 31, 1998
___________________________________________________________________________

GENERAL:

Woodman Enterprises, Inc. ("the Company") was incorporated on February 25, 1998 and began providing services in June 1998. The Company has acquired a used oil field service unit and a reverse drilling unit along with auxiliary water and cement trucks. During the period between February and June, the Company's efforts consisted of going through the equipment, making improvements, and acquiring tools. By the end of June, the Company had begun its well rework operations. As of August 31, 1998, the Company is a wholly owned subsidiary of Redbank Petroleum, Inc.

Development Stage Enterprise -- The Company is in the development stage.


NOTE 1:   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of the Company conform with generally accepted accounting principles. Policies that materially affect the determination of financial position, changes in financial position, and results of operations are summarized as follows:

Federal Income Taxes   For Federal income tax purposes, the Company reports
its operations on the accrual basis of accounting. Depreciation is calculated using MACRS percentages. First year expensing under Section 179 is utilized when it is available and has been determined to be advantageous.

Statement No. 109 (SFAS 109) "Accounting for Income Taxes" requires that a liability approach to providing for deferred taxes be used. That is, deferred taxes must be recorded for all temporary differences between the book and tax bases of assets and liabilities. (See Note 11.)

Cash and Cash Flows   The Company considers cash to be its only cash
equivalent for purposes of presenting its Statement of Cash Flows. The Company had cash at two banks at August 31, 1998. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $100,000.

Use of Estimates   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2:   STOCK TRANSACTIONS

The Company's only stock transaction was its initial issuance of 1,000 common shares in exchange for cash and equipment purchased for the Company by Ameritech Petroleum, Inc. The Company was incorporated as a wholly owned subsidiary of Ameritech. During July, Ameritech sold its shares to Redbank Petroleum, Inc. and the Company became a subsidiary of Redbank.

                                 F-6


NOTE 3:   TRANSACTIONS WITH RELATED PARTIES

All services to date have been provided to West Texas Recovery, Inc. (WTR) and Wagman Petroleum, Inc. (Wagman). The services provided to WTR were on properties owned by the Lyric International, Inc. (Discussed at subsequent events below.) Due to common control with Wagman and Lyric International, these entities are parties related to the Company and all services through August 1998 have been provided to related parties. Although no work has been done for unrelated entities, prices charged to related parties during this period are the same prices as have been quoted to unrelated entities for similar work and are believed to be in line with prices generally charged by the industry.


NOTE 4:   PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at August 31, 1998:


     Field equipment                         $  311,391
     Vehicles                                    22,084
     Other fixed assets                           3,735
                                             ___________
                                                337,210
     Less accumulated depreciation               (7,206)
                                             ___________
                                             $  330,004
                                             ===========

Depreciable lives of field equipment is ten years for the rig, five years for the trucks, and seven years for other equipment. Vehicles are being depreciated over three years. Other fixed assets have depreciable lives of five years. All assets are being depreciated on a straight line basis for book purposes and under the applicable MACRS categories and rates for income tax purposes.

NOTE 5:   INCOME TAXES

There is no provision for income taxes due to the loss generated. The loss carries forward to be applied against future taxable income.

The following temporary differences gave rise to the deferred tax assets and liabilities at August 31, 1998:

     Tax depreciation over book                    $  17,411
     Operating loss carry-forward                     30,467


The deferred tax asset and liability are comprised of the following at August 31, 1998:


                                              Asset            Liability
     Depreciation                            $   -             $  2,612
     Operating loss carry-forward              4,570                -
     Less valuation allowance                 (1,958)               -
                                           ____________        __________
     Gross deferred tax assets               $ 2,612           $  2,612
                                           ============        ==========

Due to the way future utilization of tax benefits is analyzed under SFAS 109, an allowance for the amount of the benefits that may arise from operating loss carry-forwards in excess of the offsetting liability has been made and no asset has been recorded as a result at August 31, 1998.

                                       F-7

NOTE 6:   SUBSEQUENT EVENTS

Effective September 1, 1998, Redbank, the Company's parent, agreed to sell the Company to Lyric International, Inc. Lyric intends to use the Company's equipment to rework properties which it has acquired and other properties which it intends to acquire. All of the work done for WTR has been on a property operated by WTR for Lyric.

During November 1998, the Company has worked for and accepted engagements for future work for several unrelated entities.



                                      F-8



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 1998                LYRIC INTERNATIONAL, INC.


                                          /s/ Michael G. Maguire
                                      By:________________________________
                                         Michael G. Maguire, President